Exhibit 10.25

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this “First Amendment”) is entered into as of this 19th day of April, 2004, by and among (i) FIVE STAR QUALITY CARE TRUST, a Maryland business trust (the “Tenant”), and (ii) each of the other parties identified on the signature page hereof (collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, HRES2 Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust and SPTMNR Properties Trust, as landlord (collectively, the “Original Secured Parties”), and the Tenant, as tenant, entered into that certain Master Lease Agreement dated as of December 31, 2001 as amended by that certain Partial Termination of Lease and Sublease dated as of June 5, 2003, by and among SPTIHS Properties Trust and the Tenant, among others (as so amended, the “Original Lease”), pursuant to which the Original Secured Parties leased to the Tenant and the Tenant leased from the Original Secured Parties certain properties as more particularly described in the Original Lease; and

WHEREAS, pursuant to that certain Security Agreement, dated as of December 31, 2001, by and among the Tenant and the Original Secured Parties (the “Security Agreement”), the Tenant granted to the Original Secured Parties a first and perfected lien and security interest in the Collateral (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Security Agreement) to secure the payment and performance of the Obligations; and

WHEREAS, the Tenant and the Secured Parties have entered into that certain Amended and Restated Lease Agreement dated as of March 1, 2004 (the “Amended Lease”), which Amended Lease amends and restates the Original Lease to add additional properties as more particularly described in the Amended Lease; and

WHEREAS, the Tenant and the Secured Parties wish to amend the Security Agreement to reflect the amendment and restatement of the Original Lease and to remove four (4) of the facilities from Schedule 2 to the Security Agreement, subject to and upon the terms and conditions hereinafter provided;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Tenant and the Secured Parties hereto hereby agree as follows:

1.             All references in the Security Agreement to the Master Lease shall mean the Amended Lease, as the same may be amended from time to time.

2.             Schedule 2 to the Security Agreement (“The Facilities”) is hereby amended by deleting the following facilities therefrom:

VILLAGE GREEN HEALTHCARE CENTER
2932 N. 14th Street
Phoenix, Arizona 85014

GLENWOOD CARE CENTER
303 Fifth Street N.P.O. Box 601
Glenwood, Georgia 30428

HOWELL CARE CENTER
3003 West Grand River
Howell, Michigan 48843

GRANDVIEW MANOR
Broad Street and Highway 4
Campbell, Nebraska 68932

3.    As amended hereby, the Security Agreement is hereby ratified and confirmed.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed under seal as of the date first above written.

TENANT:

FIVE STAR QUALITY CARE TRUST,
a Maryland business trust

By:	/s/ Rosemary Esposito
Rosemary Esposito, R.N.
Senior Vice President, Chief Operating Officer and Chief Clinical Officer

SECURED PARTIES:

HRES2 PROPERTIES TRUST, a Maryland
real estate investment trust,
SPTIHS PROPERTIES TRUST, a
Maryland real estate investment
trust, SPT-MICHIGAN TRUST, a
Maryland business trust, SPTMNR
PROPERTIES TRUST, a Maryland real
estate investment trust, SNH CHS
PROPERTIES TRUST, a Maryland real
estate investment trust, ELLICOTT
CITY LAND I, LLC, a Delaware

limited liability company, and
ELLICOTT CITY LAND II, LLC, a
Delaware limited liability company

By:	/s/ John R. Hoadley
John R. Hoadley
Treasurer of each of the foregoing entities